Exhibit 99.1

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CompuCredit Corporation

Building a Financial Services Platform for the Underserved Consumer

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Bear Stearns Specialty Finance Conference April 4, 2005

Forward-Looking Information

Please note that the following materials containing information regarding CompuCredit’s financial performance speak only as of the particular date or dates indicated in these materials.  CompuCredit does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.

All statements in this presentation and other oral and written statements made by the Company from time to time concerning our operations, earnings and liquidity expectations for 2005 and all other statements regarding our future performance, strategies and goals (including those using words such as “believe,” “estimate,” “project,” “anticipate, or “predict”) are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various assumptions, risks and other factors that could cause our actual results to differ materially from those suggested by these forward-looking statements, including, among other things: continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; financial, legal, regulatory or accounting changes or actions; changes in interest rates; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to continue to securitize our credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund our operations and future growth; our ability to successfully continue to diversify our assets; losses associated with new products or services; the Company’s ability to execute on its strategic and operational plans; our ability to recruit and retain experienced personnel to assist in the management and operations of new products and services; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the “SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2004, and any subsequent quarterly reports on Form 10-Q.  You should carefully consider the factors discussed above in evaluating these forward-looking statements.

All information in these slides is based on the consolidated results of CompuCredit Corporation.  Further information about CompuCredit can be obtained from the Company’s public filings with the SEC.  A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company’s most recent Form 8-K or Form 10-Q concerning quarterly financial results, available on the Company’s website at www.compucredit.com in Investor Relations under “About CompuCredit.”

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Company Overview

History

•                  CompuCredit was founded in 1996 to market credit cards to underserved consumers

•                  Lower-risk customers not identified as such by traditional credit scoring methods

•                  CompuCredit uses proprietary modeling and technology to acquire customers and to manage its portfolio

•                  CompuCredit is also a leading purchaser and servicer of sub-prime and under-performing assets having converted and/or serviced over $7.1 billion in assets

•                  CompuCredit has shown an ability to generate returns well in excess of those earned through simply liquidating under-performing portfolios

•                  CompuCredit has more recently diversified its offerings to provide for additional opportunities for growth while minimizing enterprise risk

Restored Growth through Diversification

•              2001 – Intense irrational competition

•  NextCard and Spiegel cause liquidity markets to excessively tighten

•              2003 – Front end weighted portfolio purchases

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Company Overview

Core Competencies

•                  Segmentation Technology

•                  Risk Based Pricing

•                  Collections Expertise

•                  Direct Marketing to Underserved Consumers

•                  Capital Allocation

Business Segments

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Building a broad-based financial services company focused on the underserved consumer

	Investments	Retail Micro-	Auto	Other
Credit Cards	in Previously	Lending and	Lending	(New
	Charged Off	Servicing	(Q2 2005)	Products &
	Receivables			Services)

Credit Cards

Market Space

FICO Scores:	800	700	580	450

	Prime	Underserved	Sub-prime

Customers:	• Highly credit worthy	• Medium charge-off risk	• High charge-Off risk
	• Numerous offers of credit	• Fewer offers of credit	• Fewer if any offers of unsecured credit

Sources of	• Platinum and reward cards	• Consumer finance companies	• Secured cards
Credit:	• Banks and brokers	• Private label credit cards	• Pawn shops/payday loans, etc.

CompuCredit

JP Morgan / Chase
MBNA
Providian
Metris
Capital One
Citibank

Credit Cards

Trust Performance - Excess Spread

CompuCredit Corporation Master Trust I

Analysis of Excess Spread

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Credit Cards

Historical Risk Metrics

Adjusted net charge-offs as a % of avg manged loans

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Loans over 60 days delinquent as % of period-end managed loans

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Investments in Previously Charged Off Receivables

•                  Jefferson Capital was formed to leverage a core competency of CompuCredit’s management and take advantage of attractive returns available in the charged-off sales market and the increasing excess capacity of the St. Cloud collection operation

•                  Almost all major issuers sell some portion of charged-off accounts with the majority selling a significant percentage

•                  Today, the market is highly fragmented with over 50 active buyers of charged off credit card receivables

•                  Jefferson Capital utilizes its proprietary strategies to differentiate its service and create greater returns

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Retail Micro-Lending & Servicing

•                  The need for micro-loans exists because of the growing emergence of bank NSF fees, credit card late fees, and merchant NSF fees

•                  $22 billion of bank NSF fees in 2003

•                  49 million Americans bounce on average 13 checks per year

•                  $57 billion of merchant NSF fees

•                  Only two late payments can raise a mortgage payment by $4,500 per year

•                  Current market landscape

•                  Growth in micro loan industry continues
(15% - 20% transaction growth)

•                  Opportunity is in states with large under-served populations

•                  Texas, New York, Michigan, Pennsylvania

•                  Federal regulators’ attitudes towards bank/agency model; resulting uncertainty has constrained valuation

•                  Growth in alternative delivery products may help gain political support

•                  Loan-by-phone, Internet, and loans by fax

•                  Completed IPO of QC Holdings and Advance America demonstrates that pockets of public market can deal with regulatory environment

Retail Micro-Lending & Servicing

Acquisitions and Growth Strategy

•                  In 2004 & January 2005, CompuCredit acquired three micro-lenders

•                  First American in June 2004

•                  Network of over 300 stores in 11 states

•                  Venture Services in August 2004

•                  Operates over 150 stores in 7 states

•                  Acquisition added stores in three new states where First American did not operate

•                  CW Management Corp. in January 2005

•                  Acquisition added an additional 39 stores

•                  Have opened 60+ new stores in existing states

Retail Micro-Lending & Servicing

CFSA Customer Survey (May 2004) - Industry Favorability

In terms of how fairly they treat customers and are good community citizens, do you have a favorable, unfavorable, or neutral opinion about the … industry?

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•                  Of the 7 industries evaluated, the Payday Cash Advance industry was the 2nd most-highly-rated in terms of ‘treating customers fairly’ and being a ‘good community citizen.’

•                  The Grocery Store industry received the highest marks from this consumer group (81% favorable/5% unfavorable).

Auto Lending

•                  CompuCredit has purchased a consumer auto lender from a division of Wells Fargo (Wells Fargo Financial Consumer Auto Receivables, now CAR Financial)

•                  Created in 1993, CAR Financial purchases loans from independent auto dealers in the Buy Here/Pay Here used car business

•                  The company has approximately 280 employees throughout the country with its headquarters located in Lake Mary, Florida

•                  CAR Financial has grown to approximately $128 million in outstanding receivables

•                  39 states

•                  Over 900 dealer relationships

•                  This acquisition provides a platform from which CompuCredit can originate and also purchase bulk-sale auto loans as well as cross sell its existing financial service products

“Other” Business Segment

Purpose Solutions

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Update to 2005 Guidance

•                  The fact that we securitize many of our receivables in off-balance sheet transactions has historically caused volatility in our GAAP earnings

•                  Based on this volatility, we have not previously provided much guidance on our GAAP results

•                  However, we do believe that 2005 should be a little more stable for us than past years have been from a GAAP earnings perspective

•                  As such, we are comfortable today in sharing with you our expectations of earning over $3.00 per share on a GAAP basis during 2005

•                  Moreover, for those of you who evaluate us based on our managed receivables, we note that we hold this same expectation with respect to the performance of our managed receivables

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